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                                                                    EXHIBIT 10.4

                           INDEMNIFICATION AGREEMENT
                           -------------------------


     This Indemnification Agreement ("Agreement") is made as of this day of _________, 199__ by and between Infosys Technologies Limited, an Indian company (the "Company"), and _______________________("Indemnitee").

     WHEREAS, the Company is issuing its American Depositary Shares through a registered public offering in the United States, and as a result, Indemnitee will be exposed to litigation risks arising from claims that may be made under U.S. laws;

     WHEREAS, the Company and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

     WHEREAS, Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to continue to serve as officers and directors without additional protection; and

     WHEREAS, the Company will benefit from going public in the United States and desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

     NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

     1.   Indemnification.
          ---------------

          (a) Third Party Proceedings.  The Company shall indemnify Indemnitee
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if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action or proceeding arising under the laws of the United States or any state thereof (other than an action in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company or any subsidiary of the Company, or by reason of any action or inaction on the part of Indemnitee while an officer or director, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action or proceeding if Indemnitee acted without intentional misconduct or gross negligence.

          (b) Proceedings in the Right of the Company.  The Company shall
              ---------------------------------------
indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the
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Company or any Subsidiary of the Company by reason of any action or inaction on the part of Indemnitee while an officer or director such expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection with such action or proceeding if such action or proceeding is adjudged in favor of Indemnitee.

          (c) Scope.  Notwithstanding any other provision of this Agreement,
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Indemnitee shall be entitled to such indemnification, reimbursement and the like only to the extent permitted under Indian law.

          (d) Nonexclusivity.  The indemnification provided by this Agreement
              --------------
shall not be deemed exclusive of any rights to which Indemnitee may be entitled under any other agreement to which Indemnitee is a party, including any Indemnification Agreement entered into by and between Indemnitee and Yantra Corporation, a Delaware corporation and a subsidiary of the Company. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action or other covered proceeding.

     2.   Indemnification Procedure.
          -------------------------

          (a) Notice/Cooperation by Indemnitee.  Indemnitee shall, as a
              --------------------------------
condition precedent to his right to be indemnified under this Agreement, give the company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Managing Director of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          (b) Procedure.  Any indemnification provided for in Section 1 shall be
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made no later than forty-five (45) days after receipt of the written request of
Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's Articles of Association or Memorandum of Association providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 12 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 2(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists.

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     3.   Partial Indemnification.  If Indemnitee is entitled under any
          -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil action or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

     4.   Mutual Acknowledgment.  Both the Company and Indemnitee acknowledge
          ---------------------
that in certain instances, applicable law or public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission or any other regulatory body to submit the question of indemnification to a court in certain circumstances for a determination of the Company is right under public policy to indemnify Indemnitee.

     5.   Severability.  Nothing in this Agreement is intended to require or
          ------------
shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 5. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

     6.   Construction of Certain Phrases.  For purposes of this Agreement,
          -------------------------------
references to the "Company" shall include, in addition to the resulting company, any constituent company (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent company, or is or was serving at the request of such constituent company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving company as Indemnitee would have with respect to such constituent company if its separate existence had continued.

     7.   Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall constitute an original.

     8.   Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

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     9.   Attorneys' Fees.  To the maximum extent provided for under Indian law,
          ---------------
in the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, except for the pro-rata amount of any such costs and expenses relating to material assertions that, as a part of such action, the court of competent jurisdiction determines were not made in good faith or were frivolous. In the event of an action instituted in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys, fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), except for the pro-rata amount of any such costs and expenses relating to material assertions that, as a part of such action, the court determines were not made in good faith or were frivolous.

     10.  Notice.  All notices, requests, demands and other communications under
          ------
this Agreement shall be in writing. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     11.  Consent to Jurisdiction.  The Company and Indemnitee each hereby
          -----------------------
irrevocably consent to the jurisdiction of the [__________________], India for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in such courts.

     12.  Choice of Law.  This Agreement shall be governed by and its provisions
          -------------
construed in accordance with the laws of India.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                              INFOSYS TECHNOLOGIES LIMITED


                              By:___________________________

                              Name: ________________________

                              Title:________________________

                              Address:

                              Electronics City, Hosur Road
                              Bangalore  561229, India


AGREED TO AND ACCEPTED:

INDEMNITEE



(signature)

Address:_______________
        _______________